Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Osmotica Pharmaceuticals plc (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Markison, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 8, 2018	/s/ Brian Markison
Brian Markison
Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)